OPPENHEIMER VARIABLE ACCOUNT FUNDS

FORM N-1A

PART C

OTHER INFORMATION

Item 23.  Exhibits

(a)      Twelfth Amended and Restated Declaration of Trust dated 5/1/01: Filed herewith.Previously filed with
Post-Effective Amendment No. 36, 5/1/01, and incorporated herein by reference.

(b)      Amended By-Laws dated 10/24/00: Filed herewith.Previously filed with Post-Effective Amendment No. 36,
5/1/01, and incorporated herein by reference.

(c)     (i) Oppenheimer Money Fund/VA specimen share certificate: Previously filed with Registrant's
Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.Filed herewith.

          (ii)  Oppenheimer Bond Fund/VA specimen share certificate: Previously filed with Registrant's
Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.Filed herewith.

              (iii) Oppenheimer Capital Appreciation Fund/VA specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.Filed herewith.

              (iv) Oppenheimer High Income Fund/VA specimen share certificate: Previously filed with Registrant's
Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.Filed herewith.

             (v)  Oppenheimer Aggressive Growth Fund/VA specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.Filed herewith.

             (vi) Oppenheimer Multiple Strategies Fund/VA specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.Filed herewith.

             (vii) Oppenheimer Global Securities Fund/VA specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.Filed herewith.

             (viii) Oppenheimer Strategic Bond Fund/VA specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.Filed herewith.

             (ix) Oppenheimer Main Street Growth & Income Fund/VA specimen share certificate: Previously filed with Registrant's Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.Filed herewith.

                (x) Oppenheimer Main Street Small Cap Fund/VA specimen share certificate: Filed herewith.

Oppenheimer Money Fund/VA Service class specimen share certificate: Previously filed with Registrant's
Post-Effective Amendment No. 35 (5/1/00), and incorporated herein by reference.Filed herewith.

Oppenheimer Bond Fund/VA Service class specimen share certificate: Previously filed with Registrant's
Post-Effective Amendment No. 35 (5/1/00), and incorporated herein by reference.Filed herewith.

Oppenheimer Capital Appreciation Fund/VA Service class specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 35 (5/1/00), and incorporated herein by reference.Filed herewith.

Oppenheimer High Income Fund/VA Service class specimen share certificate: Previously filed with Registrant's
Post-Effective Amendment No. 35 (5/1/00), and incorporated herein by reference.Filed herewith.

Oppenheimer Aggressive Growth Fund/VA Service class specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 35 (5/1/00), and incorporated herein by reference.Filed herewith.

Oppenheimer Multiple Strategies Fund/VA Service class specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 35 (5/1/00), and incorporated herein by reference.Filed herewith.

Oppenheimer Global Securities Fund/VA Service class specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 35 (5/1/00), and incorporated herein by reference.Filed herewith.

Oppenheimer Strategic Bond Fund/VA Service class specimen share certificate: Previously filed with Registrant's
Post-Effective Amendment No. 35 (5/1/00), and incorporated herein by reference.Filed herewith.

Oppenheimer Main Street Growth & Income Fund/VA Service class specimen share certificate: Previously filed with
Registrant's Post-Effective Amendment No. 35 (5/1/00), and incorporated herein by reference.Filed herewith.

(xx)     Oppenheimer Main Street Small Cap Fund/VA Service class specimen share certificate: Filed herewith.

(d)      (i)      Investment Advisory Agreement for Oppenheimer Money Fund/VA dated 9/1/94: Filed with
Post-Effective Amendment No. 26, 2/13/95, and incorporated herein by reference.

(ii)     Investment Advisory Agreement for Oppenheimer High Income Fund/VA dated 9/1/94: Filed with
Post-Effective Amendment No. 26, 2/13/95, and incorporated herein by reference.

(iii)    Investment Advisory Agreement for Oppenheimer Bond Fund/VA dated 9/1/94: Filed with Post-Effective
Amendment No. 26, 2/13/95, and incorporated herein by reference.

(iv)     Amended and Restated Investment Advisory Agreement for Oppenheimer Aggressive Growth Fund/VA dated
5/1/99: Previously filed with Registrant's Post-Effective Amendment No. 34 (4/29/99), and incorporated herein by reference.

(v)      Investment Advisory Agreement for Oppenheimer Capital Appreciation Fund/VA dated 9/1/94: Filed with
Post-Effective Amendment No. 26, 2/13/95, and incorporated herein by reference.

(vi)     Investment Advisory Agreement for Oppenheimer Multiple Strategies Fund/VA dated 9/1/94: Filed with
Post-Effective Amendment No. 26, 2/13/95, and incorporated herein by reference.

(vii)    Investment Advisory Agreement for Oppenheimer Global Securities Fund/VA dated 9/1/94: Filed with
Post-Effective Amendment No. 26, 2/13/95, and incorporated herein by reference.

(viii)   Investment Advisory Agreement for Oppenheimer Strategic Bond Fund/VA dated 9/1/94: Filed with
Post-Effective Amendment No. 26, 2/13/95, and incorporated herein by reference.

(ix)     Investment Advisory Agreement for Oppenheimer Main Street Growth & Income Fund/VA dated 5/1/95: Filed with Post-Effective Amendment No. 29, 4/22/96, and incorporated herein by reference.

(x)      Investment Advisory Agreement for Oppenheimer Main Street Small Cap Fund/VA dated  5/1/98 - Filed with
Registrant's Post-Effective Amendment No. 31, 1/30/98, and incorporated herein by reference.

(e)      (i)  General Distributor's Agreement for Service shares of Oppenheimer Money Fund /VA dated 5/1/98:
Filed with Post-Effective Amendment No. 32, 4/29/98, and incorporated herein by reference.

(ii)     General Distributor's Agreement for Service shares of Oppenheimer Bond Fund/VA  dated 5/1/98: Filed with
Post-Effective Amendment No. 32, 4/29/98, and       incorporated herein by reference.

(iii)    General Distributor's Agreement for Service shares of Oppenheimer Capital Appreciation Fund/VA dated
5/1/98: Filed with Post-Effective Amendment No. 32, 4/29/98, and  incorporated herein by reference.

(iv)      General Distributor's Agreement for Service shares of Oppenheimer High Income              Fund/VA
dated 5/1/98: Filed with Post-Effective Amendment No. 32, 4/29/98, and  incorporated herein by reference.

(v)      General Distributor's Agreement for Service shares of Oppenheimer Aggressive Growth Fund/VA dated
5/1/98: Filed with Post-Effective Amendment No. 32, 4/29/98, and  incorporated herein by reference.

(vi)     General Distributor's Agreement for Service shares of Oppenheimer Multiple     Strategies Fund/VA dated
5/1/98: Filed with Post-Effective Amendment No. 32, 4/29/98, and  incorporated herein by reference.

(vii)    General Distributor's Agreement for Service shares of Oppenheimer Global Securities Fund/VA dated
5/1/98: Filed with Post-Effective Amendment No. 32, 4/29/98, and  incorporated herein by reference.

(viii)   General Distributor's Agreement for Service shares of Oppenheimer Strategic Bond Fund/VA dated 5/1/98:
Filed with Post-Effective Amendment No. 32, 4/29/98, and  incorporated herein by reference.

(ix)     General Distributor's Agreement for Service shares of Oppenheimer Main Street Growth & Income Fund/VA dated 5/1/98: Filed with Post-Effective Amendment No. 32, 4/29/98, and  incorporated herein by reference.

(x)      General Distributor's Agreement for Service shares of Oppenheimer Main Street Small Cap Fund/VA dated
5/1/98: Filed with Post-Effective Amendment No. 32, 4/29/98, and  incorporated herein by reference.

(f)      Form of Deferred Compensation Plan for Disinterested Trustees\Directors: Filed with Post-Effective
Amendment No. 40 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/27/98, and
incorporated herein by reference.

(g)      (i)      Custody Agreement between Oppenheimer Variable Account Funds and The Bank of New York, dated
11/12/92:  Previously filed with Registrant's Post-Effective Amendment No. 21, 3/12/93, refiled with Registrant's
Post-Effective Amendment No. 27, 4/27/95 pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(ii)  Amended and Restated Foreign Custody Manager Agreement dated 4/3/01: Previously filed with Post-Effective
Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590),
10/25/01, and incorporated herein by reference.

         (iii)    Amendment dated 4/3/01 to Custody Agreement dated 11/12/92: Previously filed with
Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg.
No. 2-82590, 10/25/01, and incorporated herein by reference.

(h)      Not applicable.

(i)      (i) Opinion and Consent of Counsel, 3/14/85:  Previously filed with Registrant's Pre-Effective Amendment
No. 1, 3/20/85, refiled with Registrant's Post-Effective Amendment No. 27, 4/27/95 pursuant to Item 102 of
Regulation S-T, and incorporated herein by reference.

(ii)     Opinion and Consent of Counsel, 4/28/86: Previously filed with Registrant's Post-Effective Amendment No.
5, 8/12/86, refiled with Registrant's Post-Effective Amendment No. 27, 4/27/95 pursuant to Item 102 of Regulation
S-T, and incorporated herein by reference.

(iii)    Opinion and Consent of Counsel, 7/31/86: Previously filed with Registrant's Post-Effective Amendment No.
5, 8/12/86, refiled with Registrant's Post-Effective Amendment No. 27, 4/27/95 pursuant to Item 102 of Regulation
S-T, and incorporated herein by reference.

(iv)     Opinion and Consent of Counsel, 1/21/87: Previously filed with Registrant's Post-Effective Amendment No.
7, 2/6/87, refiled with Registrant's Post-Effective Amendment No. 27, 4/27/95, pursuant to Item 102 of Regulation
S-T, and incorporated herein by reference.

(v)      Opinion and Consent of Counsel, dated July 31, 1990: Previously filed with Registrant's Post-Effective
Amendment No. 15, 9/19/90, refiled with Registrant's Post-Effective Amendment No. 27, 4/27/95 pursuant to Item
102 of Regulation S-T, and incorporated herein by reference.

(vi)     Opinion and Consent of Counsel dated April 23, 1993: Previously filed with Registrant's Post-Effective
Amendment No. 22, 4/30/93, refiled with Registrant's Post-Effective Amendment No. 27, 4/27/95 pursuant to Item
102 of Regulation S-T, and incorporated herein by reference.

(vii)    Opinion and Consent of Counsel dated April 18, 1995:  Filed with Post-Effective Amendment No. 29,
4/22/96, and incorporated herein by reference.

(viii)   Opinion and Consent of Counsel dated May 1, 1998: Previously filed with Registrant's Post-Effective
Amendment No. 35 5/1/00),(4/26/00), and incorporated herein by reference.

(j)      Independent Auditors' Consent: Filed herewith.

(k)      Not applicable.

(l)      Not applicable.Investment Letter dated 3/14/85 from Monarch Life Insurance Company to Registrant: Filed herewith.

(m)      (i)      Amended and Restated Distribution and Service Plan and Agreement for Service shares of
Oppenheimer Money Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective Amendment No. 35
5/1/00),(4/26/00), and incorporated herein by reference.

         (ii)     Amended and Restated Distribution and Service Plan and Agreement for Service shares of
Oppenheimer Bond Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective Amendment No. 35
5/1/00),(4/26/00), and incorporated herein by reference.

         (iii)    Amended and Restated Distribution and Service Plan and Agreement for Service shares of
Oppenheimer Capital Appreciation Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective
Amendment No. 35 5/1/00),(4/26/00), and incorporated herein by reference.

         (iv)     Amended and Restated Distribution and Service Plan and Agreement for Service shares of
Oppenheimer High Income Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective Amendment No. 35
5/1/00),(4/26/00), and incorporated herein by reference.

         (v)      Amended and Restated Distribution and Service Plan and Agreement for Service shares of
Oppenheimer Aggressive Growth Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective Amendment
No. 35 5/1/00),(4/26/00), and incorporated herein by reference.

         (vi)     Amended and Restated Distribution and Service Plan and Agreement for Service shares of
Oppenheimer Multiple Strategies Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective
Amendment No. 35 5/1/00),(4/26/00), and incorporated herein by reference.

         (vii)    Amended and Restated Distribution and Service Plan and Agreement for Service shares of
Oppenheimer Global Securities Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective Amendment
No. 35 5/1/00),(4/26/00), and incorporated herein by reference.

         (viii)   Amended and Restated Distribution and  Service Plan and Agreement for Service shares of
Oppenheimer Strategic Bond Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective Amendment No.
35 5/1/00),(4/26/00), and incorporated herein by reference.

         (ix)     Amended and Restated Distribution and Service Plan and Agreement for Service shares of
Oppenheimer Main Street Growth & Income Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective
Amendment No. 35 5/1/00),(4/26/00), and incorporated herein by reference.

         (x)      Amended and Restated Distribution and Service Plan and Agreement for Service shares of
Oppenheimer Main Street Small Cap Fund/VA dated 2/29/00: Previously filed with Registrant's Post-Effective
Amendment No. 35 5/1/00),(4/26/00), and incorporated herein by reference.

(n)      Oppenheimer Funds Multiple Class Plan under Rule 18f-3 dated March 18, 1996 and updated through
2/00:8/21/01: Previously filed with Post-Effective Amendment No. 6220 to the Registration Statement of Oppenheimer
Money Market Fund, Inc. (Reg. No. 2-49887), 11/20/00,Cash Reserves (Reg. No. 33-23223), 9/27/01, and incorporated herein by reference.

Powers of Attorney for all  and OfficersTrustees/Directors and Officers, except for John V. Murphy (including
Certified Board Resolutions): Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement
of Oppenheimer Select Managers (Reg. No. 333-49774), 2/8/01, and incorporated herein by reference.

(i)      Power of Attorney for John Murphy (including Certified Board Resolution): Previously filed with
Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076),
and incorporated herein by reference.

(p)      Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under Rule 17j-1 of the
Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Emerging
Growth Fund (Reg. No. 333-44176), 8/21/00, and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund
---------------------------------------------------------------------

None.

Item 25.  Indemnification
-------------------------

Reference is made to the provisions of Article Seventh of Registrant's Amended and Restated Declaration of Trust
filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of
1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position  Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years
---------------------------         -------------------------

Timothy L. Abbuhl,
Assistant Vice President   None.

Amy B. Adamshick,
Vice President    Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      None.

Edward J. Amberger,
Assistant Vice President   None.

Janette Aprilante,

Vice President and Secretary        As of January 2002: Secretary of OppenheimerFunds, Distributor, Inc.,
Centennial Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset
Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc.; Assistant Secretary of
HarbourView Asset Management Corporation, OFI Private Investments, Inc., Oppenheimer Trust Company and OAM
Institutional, Inc.

Hany S. Ayad,
Assistant Vice President   None.

Victor W. Babin,
Senior Vice President      None.

Keith W. Bachman,Bruce L. Bartlett,
Senior Vice President      None.

John Michael Banta,
Assistant Vice President   None.

Joanne Bardell,
Assistant Vice President   None.

Tomothy M. Barry,
Vice President    None.

Bruce L. Bartlett,
Senior Vice President      None.

Charles M. Bartling,Lerae A. Barela,
Assistant Vice President   None.

George Batejan,
Executive Vice President/
Chief Information Officer  None.

Kevin Baum,

Assistant Vice President   None.

Connie Bechtolt,
Assistant Vice President   None.

Lalit K. Behal,Robert Behal
Assistant Vice President   None.Formerly, Associate Director at MetLife (Jan 2000-May 2000).

Kathleen Beichert,

Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Erik S. Berg,
Assistant Vice President   None.

Rajeev Bhaman,
Vice President    None.

Mark Binning,
Assistant Vice President   None.

Robert J. Bishop,
Vice President    None.

Tracey B. Blinzler,
Assistant Vice President   None.An officer of other Oppenheimer funds.

John R. Blomfield,
Vice President    None.

Chad Boll,
Assistant Vice President   None

Robert A. Bonomo,
Senior Vice President      None.

Christina M. Bourgeois,
Assistant Vice President   None.

Lowell Scott Brooks,

Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Richard Buckmaster,
Vice President    None.

Bruce Burroughs
Vice President    None.

Claudia Calich,
Assistant Vice President   None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       None.

Claudia Calich,
Assistant Vice President   None.

Michael A. Carbuto,
Vice President    None

Debra A. Casey,
Assistant Vice President   None.

Michael E. Cassidy,
Assistant Vice PresidentRonald G. Chibnik,
Assistant Vice President   Director of technology for Sapient Corporation (July, 2000-August 2001); software architect for Sapient Corporation (March 1997-July 2000).

H.C. Digby Clements,
Vice President: Rochester Division  None.

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division         None.

John Damian,
Vice President    Formerly senior analyst/director for Citigroup Asset Management (November 1999-September 2001).

O. Leonard Darling,
Vice Chairman, Executive Vice

 andPresident, Chief Investment
Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director
(since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer
Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; aChairman of the Board, Senior
Managing Director and director (since February 2001) of OAM Institutional,Inc. (since February 2001); Trustee
(1993)Inc.; Trustee (since 1993) of Awhtolia College - Greece; formerly Chief Executive Officer of HarbourView
Asset Management Corporation (December 1998 - June 1999).

John M. Davis,

Assistant Vice President   None.Assistant Vice President of OppenheimerFunds Distributor, Inc.

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi,

Vice President    Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Max Dietshe,
Vice President    Formerly at Deloitte & Touche LLP (1989-1999).

Craig P. Dinsell,
Executive Vice President   None.

Becky Dolan,Randall C. Dishmon,
Assistant Vice President   Associate with Booz Allen & Hamilton (1998-June 2001).

Rebecca K. Dolan
Vice President    None.

Steven D. Dombrower,
Vice President    None.

Andrew J. Donohue,
Executive Vice President,
General Counsel and Director        Executive Vice President, General Counsel and a director of OppenheimerFunds
Distributor, Inc.; Executive Vice President, General Counsel and a director of HarbourView Asset Management
Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings,
Inc., OFI Private Investments, Inc., Oppenheimer Trust Company; President and a director of Centennial Asset
Management Corporation and Oppenheimer Real Asset Management, Inc.; Vice President and a director of
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director of OppenheimerFunds Legacy
Program, a charitable trust program established by the Manager; General Counsel and Secretary of Oppenheimer
Acquisition Corp.; Chief Legal Officer and a director of OAM Institutional, Inc.; an officer of other Oppenheimer
funds.Vice President of OppenheimerFunds, Inc.

Bruce C. Dunbar,
Vice President    None.

John E. Eiler,Richard Edmiston,
Assistant Vice President   None.

Daniel R. Engstrom,
Assistant Vice President   None.

Armand B. Erpf,
Assistant Vice President   None.

George R. Evans,
Vice President    None.

Edward N. Everett,
Assistant President        None.

Leslie A. Falconio,
Vice President    None.

David J. Falicia,
Assistant Vice President   None.Vice President       None.

George Fahey,
Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Scott T. Farrar,
Vice President    Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, SeniorCounsel
 and SecretaryCounsel      Vice Presidentand Secretary of OppenheimerFunds, Distributor, Inc.; Vice President,
Assistant Secretary and Director of Centennial Asset Management Corporation; Vice Presidentand Secretary of
Oppenheimer Real Asset Management,Inc.; Secretary of HarbourView Asset Management Corporation,Oppenheimer
Partnership Holdings, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc. and OFI Private
Investments, Inc. and OAM Institutional, Inc.

Ronald H. Fielding,
Senior Vice President;

Chairman: Rochester Division        Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual
Insurance Company; Governor of St. John's College; DirectorChairman of the Board of Directors of International
Museum of Photography at George Eastman House; an officer and/or portfolio manager of certain Oppenheimer funds.

Paul J. Fitzsimmons,
Assistant Vice President   None.

Brian D. Flahive,
Assistant Vice President   None.P. Lyman Foster,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Vice President of
Prudential Investments (August 1999-April 2000).

David J. Foxhoven,
Assistant Vice President   None.Assistant Vice President of OppenheimerFunds Legacy Program.

Colleen M. Franca,
Assistant Vice President   None.

Crystal French,
Vice President    None.

Dan P. Gangemi,
Vice President    None.

Dan Gagliardo,
Assistant Vice President   Formerly Assistant Vice President at Mitchell Hutchins (January 2000-October 2000).

Subrata Ghose,

Assistant Vice President   , Equity AnalystFormerly equity analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President   None.

Alan C. Gilston,
Vice President    None.

Jill E. Glazerman,
Vice President    None.

Paul M. Goldenberg,

Vice President    Formerly, President of Advantageware (September 1992 - September 1999).

Mikhail Y. Goldverg,

Raquel Granahan,
Vice President    None.

None.

Mike Goldverg,
Assistant Vice President   None.

Laura Granger,

Vice President    , Portfolio ManagerFormerly a portfolio manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and

Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice
President of HarbourView Asset Management Corporation; President and director of OppenheimerFunds International
Ltd.; President. Chief Executive Officerand director of OppenheimerFunds , Chairman of the Board and director of
Oppenheimer Trust Company; director of Trinity Investment Management Corp., Secretary/Treasurer of
OppenheimerFunds Legacy Program charitable trust program);(a Colorado non-profit corporation); Executive Vice
President of OFI Private Investments, Inc.; Executive Vice President of OAM Institutional, Inc. and a Member and
Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

David Hager,
Vice President    None.

Robert Haley,
Assistant Vice President   None.

Ping Han,Marilyn Hall,
Assistant Vice President   None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dennis K. Hess,
Assistant Vice President   None.

Dorothy F. Hirshman,
Assistant Vice President   None.

Merryl I. Hoffman,

Vice President and Senior Counsel   As of December 2001: Secretary of HarbourView Asset Management Corporation,
OFI Private Investments, Inc. and OAM Institutional, Inc.; Assistant Secretary of OppenheimerFunds Legacy Program.
Senior Counsel    Secretary of Oppenheimer Trust Company.

Merrell I. Hora,
Vice President    None.

Edward Hrybenko,
Vice President    None.

Scott T. Huebl,

Vice President    None.Assistant Vice President of OppenheimerFunds Legacy Program.

Margaret Hui,

Assistant VicePresident    Formerly Vice President - Syndications of Sanwa Bank California (January 1998 -
September 1999).

John A. Huttlin,
 President        None.

James G. Hyland,

Assistant Vice President   Formerly Manager of Customer Research for Prudential Investments (February 1998 - July
1999).None.

David Hyun,
Vice President    Formerly portfolio manager, technology analyst and research associate at Fred Alger Management,
Inc. (August 1993 - June 2000).

Steve P. Ilnitzki,
Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and
and Assistant Counsel      None.Vice President of OppenheimerFunds Distributor, Inc.; Assistant Secretary of
Shareholder Financial Services, Inc. and OppenheimerFunds Legacy Program; Vice President and Assistant Secretary
of Shareholder Services, Inc.; an officer of other Oppenheimer funds.

William Jaume,

Vice President    Senior Vice President and Chief Compliance Officer (since April 2000) of HarbourView Asset
Management Corporation;COO andCCO of OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President    None.

Andrew J. Jordan,John Jennings,
Assistant Vice President   None.

Deborah Kaback,
Vice President and
Senior Counsel    Formerly Senior Vice President and Deputy General Counsel of Oppenheimer Capital (April
1989-November 1999).

Lewis A. Kamman,
Vice President    None.

Jennifer E. Kane,
Assistant Vice President   None.

Lynn O. Keeshan,
Senior Vice President      None.

Thomas W. Keffer,
Senior Vice President      None.

KristinaCristina J. Keller,
Vice President    None.

Richard W. Knott,
Vice President of OppenheimerFunds Distributor, Inc.

Michael Keogh,
Vice President    None.

Michael P. Kirkpatrick,
Assistant Vice President   None.

Garrett K. Kolb,
Assistant Vice President   None.

Teresa H. Kong,
Assistant Vice President   None.

Walter G. Konops,
Assistant Vice President   None.

Avram D. Kornberg,
Senior Vice President      None.

DimitriosJames Kourkoulakos,
Assistant Vice President.  None.
John Kowalik,
Senior Vice President      None.

Brian K. Kramer,
Assistant Vice President   None.

Joseph Krist,
Assistant Vice President   None.

Tracey E. Lange,
Vice President    None.
Guy E. Leaf,
Vice President    Vice President of Merrill Lynch (January 2000-September 2001.

Christopher M. Leavy,

Senior Vice President      Formerly Vice President and Portfolio Managerportfolio manager at Morgan Stanley
Investment Management (1997-September 2000).

Dina C. Lee,
Assistant Vice President and
Assistant Counsel Formerly an attorney with Van Eck Global (until December 2000).

Laura Leitzinger,
Vice President    Vice President of Shareholder Financial Services, Inc.

Michael S. Levine,
Vice President    None.

Gang Li,
Assistant Vice President   None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

William A.Bill Linden,
Assistant Vice President   None.

Malissa B. Lischin,

Assistant Vice President   Formerly Associate Manager,Assistant Vice President of OppenheimerFunds Distributor,
Inc Formerly an associate manager with Investment Management Analyst at Prudential (1996 - March 2000).

Reed Litcher,
Vice President    None.

David P. Lolli,
Assistant Vice President   None.

Daniel G. Loughran
Vice President: Rochester Division  None.

Patricia Lovett,
Vice President    Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder
Services, Inc.

David M. Mabry,
President         None.

Bridget A. Macaskill,
Chairman, Chief Executive Officer
and Director      President, Chief Executive Officer and director of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and director of Shareholder Services, Inc. and Shareholder Financial
Services, Inc., transfer agent subsidiaries of the Manager; President and director of Oppenheimer Acquisition
Corp., the Manager's parent holding company; President and director of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and director of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; director of
HarbourView Asset Management Corporation and Oppenheimer Real Asset Management, Inc., investment adviser subsidiaries of the Manager; President and director of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; director of OAM Institutional, Inc.; President and a trustee of other
Oppenheimer funds. Formerly Ms Macaskill held the following positions:Vice President    Vice President of the
Manager (June 1991 - August Oppenheimer Trust Company.
2000); a director (until March 2001) of Prudential Corporation plc (a U.K. financial service company).

Steve Macchia,
Vice President    None.

Patrick M. Magee,
Vice President    None.

Marianne Manzolillo,

Assistant Vice President   Formerly, Vice President for DLJ High Yield Research Department (February 1993 - July
2000).
Luann Mascia,
Vice President    None.

Philip T. Masterson,
Vice President and

ociateAssistant Counsel    None.

Loretta M McCarthy,
Executive Vice President   None.

Elizabeth A. McCormack,
Assistant Vice President   None.

Joseph McGovern,
Assistant Vice President   None.

Charles L. McKenzie,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation and OAM
Institutional, Inc.

Lisa Migan,
Assistant Vice President   None.

Andrew J. Mika,

SeniorVice President       Formerly a Second Vice President for Guardian Investments (June 1990 - October 1999).

Joy L. Milan,
Assistant Vice President   None.

Joy Milan,
Vice President    None.

Denis R. Molleur,
Vice President and

Senior Counsel    None.An officer of other Oppenheimer funds.

Nikolaos D. Monoyios,
Vice President    None.

Stacy M. Morrell,
Vice President    None.

John Murphy,

Chairman, President, Chief Operating Executive
Officer and Director       Director of OppenheimerFunds Distributor, Inc., President of Centennial Asset
Management Corporation, HarbourView Asset Management Corporation, Trinity Investments Management Corporation, OFI
Private Investments, Inc., OAM Institutional, Inc. and Tremont Advisers, Inc.; President and Director of
Oppenheimer Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer Real Asset Management, Inc.;
Chairman and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; President and a
trustee of other Officer and Director       Executive Vice President of Massachusetts Mutual Life Insurance
Company,Oppenheimer funds; Executive Vice President of MassMutual Institutional Funds and the MML Series Funds
(since 1997); a director of David L. Babson Acquisition Corp.Life Insurance Company; director of DLB Acquisition
Corp.

Thomas J. Murray,
Vice President    None.

Kenneth Nadler,
Vice President    None.

David Negri,

Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation.

Richard Nichols,
Vice President    None.

Barbara Niederbrach,
Assistant Vice President   None.

Linda J. Nolte,
Assistant Vice President   None.

Robert A. Nowaczyk,
Vice President    None.

Raymond C. Olson,

Assistant Vice President   Assistant Vice President and Treasurer of OppenheimerFunds Distributor, Inc.;
Treasurer of Centennial Asset Management Corporation.

Mark Paris,

Assistant Vice President   None.

Gina M. Palmieri,
Vice President    None.

Frank J. Pavlak,
President,
Director/ComplianceVice President   None.

David P. Pellegrino,
Vice President    None.

Susan Pergament,Allison C. Pells,
Assistant Vice President   None.

James F. Phillips,
Assistant Vice President   None.

obert F. Pino,Raghaw Prasad,
Assistant Vice President   Formerly senior analyst for Commonfund in Connecticut (until January 2001)

Jane C. Putnam,
Vice President    None.

Janet M. Quinn,
Assistant Vice President   None.

Michael E. Quinn,
Vice President    None.

Heather H. Rabinowitz,
Assistant Vice President   None.

Julie S. Radtke,
Vice President    None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division         None.

Thomas P. Reedy,
Vice President    Vice President (since April 1999) of HarbourView Asset Management Corporation.

John Reinhardt,
Vice President: Rochester Division  None

Kristina Richardson,
Assistant Vice President   None.

David Robertson,
Senior Vice President      Senior Vice President of OppenheimerFunds Distributor, Inc. Formerly Director of Sales
& Marketing at Schroder Investment Management North America (March 1998-March 2000).

Robert Robis,
Assistant Vice President   None.

Antoinette Rodriguez,
Assistant Vice President   None.

Jeffrey S. Rosen,
Vice President    None.

Marci B. Rossell,
Vice President    Formerly, manager at Deloitte & Touche LLP (until September 1999).

Richard H. Rubinstein,

SeniorVice President       An officer and/or portfolio manager of certain Oppenheimer funds.

Lawrence E. Rudnick,
Assistant Vice President   None.

James H. Ruff,
Executive Vice President   President and director of OppenheimerFunds Distributor, ;Inc. and Centennial Asset
Management Corporation; Executive Vice President(since March 2000) of OFI Private Investments, Inc.

Victoria M. Ruoff,
Assistant Vice President   None.

Andrew Ruotolo

Executive Vice President   President and director of Shareholder Services, ; formerly Chief Operations Officer for American International Group (August 1997-September 1999).Inc. and Shareholder Financial Services, Inc.

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Kenneth Schlupp
Vice President    Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeffrey R. Schneider,

Vice President    Formerly (until May 1999) Director, Personal Decisions International.None.

Ellen P. Schoenfeld,
Vice President    None.

Brooke M. Schulte,Scott A. Schwegel,
Assistant Vice President   None.

David C. Schultz
Senior Vice President      Chief Executive Officer, President and director of HarbourView Asset Management
Corporation and OAM Institutional, Inc.

Allan P. Sedmak
Assistant Vice President   None.

Jennifer L. Sexton,

Vice President    None.Vice President of OFI Private Investments, Inc.

Martha A. Shapiro,
Vice President    None.

Imelda M. Shine,
Vice President    None.

Connie Song, Steven J. Sheerin,
Vice President    Formerly consultant with Pricewaterhouse Coopers (November 2000-May 2001) prior to which he was a Vice President of Merrill Lynch Pierce Fenner & Smith, Inc. (July 1998-October 2000).

Bonnie Sherman,
Assistant Vice President   None.

David C. Sitgreaves,
Assistant Vice President   None.

Enrique H. Smith,
Assistant Vice President   Formerly a business analyst with Goldman Sachs (August 1999-August 2001).

Richard A. Soper,
Vice President    None.

Louis Sortino,
Assistant Vice President:
Rochester Division         None.

Keith J. Spencer,
Vice President    None.

Cathleen R. Stahl,

Assistant Vice President   Assistant Vice President &and Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division  None.

Arthur P. Steinmetz,

Senior Vice President      None.Senior Vice President of HarbourView Asset Management Corporation.

Jayne M. Stevlingson,
Vice President    None.

gGregory J. Stitt,
Vice President    None.

John P. Stoma,

Senior Vice President      None.Senior Vice President of OppenheimerFunds Distributor, Inc.

Wayne Strauss,
Assistant Vice President:
Rochester Division         None.

Michael Stricker,
Vice President

Deborah A. Sullivan,
Assistant Vice President,

Assistant Counsel Since December 2001, Secretary of Oppenheimer Trust Company. Formerly, Associate General
Counsel, Chief Compliance Officer, Corporate Secretary and Vice President of Winmill & Co. Inc. (formerly Bull &
Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear Advisers, Inc.), Investor Service Center, Inc. and
Midas Management Corporation (November 1997 - March 2000).

Mary Sullivan,
Assistant Vice President   None.

Kevin L. Surrett,

President         Assistant Vice President of Product Development
         At Evergreen Investor Services, Inc. (June 1995 -
         May 1999).

Michael E. Sussman,
Assistant Vice President   None.

James C. Swain,
Vice Chairman of the Board Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based
Oppenheimer Funds; formerly, President and Director of Centennial Asset Management Corporation and Chairman of
the Board of Shareholder Services, Inc.

Susan B. Switzer,
Vice President    None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

James T. Taylor,
Assistant Vice President   None.

PaulE. Temple,
Vice President

Eamon Tubridy,
Assistant Vice President   None.

James F. Turner,
Vice President    Formerly (until May 2000) Director of Product Development at Prudential.portfolio manager for
Technology Crossover Ventures (May 2000-March 2001); Assistant Vice President and Associate Portfolio Manager
(August 1999-May 2000) for OppenheimerFunds, Inc.

Eamon T. Tubridy,
Assistant Vice President   None.
Cameron Ullyat,
Emily R. Tusaneza,
Assistant Vice President   None.

Cameron T. Ullyatt,
Assistant Vice President   None.

Tanya M. Valency,
Assistant Vice President   None.

Mark S. Vandehey,
Vice President    None.

Maureen VanNorstrand,Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Corporation and Shareholder Services, Inc.

Maureen Van Norstrand,
Assistant Vice President   None.

Phillip F. Vottiero,

Vice President    Chief Financial officer for the Sovlink Group (April 1996 - June 1999).None.

Samuel Sloan Walker,

Vice President    None.Vice President of HarbourView Asset Management Corporation.

Teresa M. Ward,

Vice President    Vice President of OppenheimerFunds Distributor, Inc.

Darrin L. Watts,
Assistant Vice President   None.

Jerry A. Webman,

Senior Vice President      None.Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division         None.

Barry D. Weiss,

Assistant President        Formerly with Fitch IBCA (1996 - January 2000).Vice PresidentNone.

Christine Wells,
Vice President    None.

Joseph J. Welsh,
Vice President    None.

Diederik Werdmolder,
Vice President    None.

Catherine M. White,

Assistant Vice President   Assistant Vice President of OppenheimerFunds Distributor, Inc. Formerly, Assistant
Vice President with Gruntal & Co. LLC (September 1998 - October 2000); member of the American Society of Pension
Actuaries (ASPA) since 1995.

William L. Wilby,

Senior Vice President      SeniorInvestment Officer, Director of International Equities; Senior Vice President
(since May 1999) of HarbourView Asset Management Corporation.

Thomas J. Wilson,
Vice President    None.

Donna M. Winn,

Senior Vice President      Vice President (since March 2000)President, Chief Executive Officer and Director of
OFI Private Investments,Inc.

Philip Witkower,
 Senior Vice President     FormerlyInc.; Director and President of OppenheimerFunds Legacy Program; Senior Vice
President of Prudential Investments (1993 - November 2000).OppenheimerFunds Distributor, Inc.

Kenneth Winston,
Senior Vice President      Principal at Richards & Tierney, Inc. (until June 2001).

Brian W. Wixted,
Senior Vice President and

Treasurer         Treasurer(since March 1999) of HarbourView Asset Management Corporation, Shareholder Services,
Inc., Corporation; OppenheimerFunds International Ltd.,and Oppenheimer Partnership Holdings, Inc., Oppenheimer
Real Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc.,of  OFI
Private Investments, Inc. (since March 2000) and of and OAM Institutional, Inc.; Treasurer and Chief Financial
Officer of Oppenheimer Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp. and OppenheimerFunds
Legacy Program; an officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President      An officer of certain Oppenheimer funds; serves on the Board of Chinese Children
Adoption International Parents Council, Supporters of Children, and the Advisory Board of Denver Children's
Hospital Oncology Department.

Kurt Wolfgruber,
Senior Vice President      Director of Tremont Advisers, Inc. (as of January 2002).

Caleb C. Wong,
Vice President    None.

Edward C. Yoensky,
Assistant Vice President   None.

Robert G. Zack
Senior Vice President and
General Counsel   General Counsel and Director of OppenheimerFunds Distributor, Inc.; General Counsel of
Centennial Asset Management Corporation; Senior Vice President and General Counsel of HarbourView Asset
Management Corporation and OAM Institutional, Inc.; Senior Vice President, General Counsel and Director of
Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments, Inc. and Oppenheimer
Trust Company; Vice President and Director of Oppenheimer Partnership Holdings, Inc.; Secretary of OAC
Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Ltd.; Director of
Oppenheimer Real Asset Management, Inc.; Vice President of OppenheimerFunds Legacy Program; an officer of other
Oppenheimer funds.

Jill Zachman,
Vice President: Rochester Division  None.

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President    None.

Alex Zhou,
Assistant Vice President   None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series)
Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Convertible Securities Fund (Bond Fund Series)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Intermediary Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Growth & Income Fund (a series of Oppenheimer Main
   Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Value Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Managers (6 series):
     Gartmore Millennium Growth Fund II
     Jennison Growth Fund
     Mercury Advisors Focus Growth Fund
     Mercury Advisors S&P 500 Index Fund
     QM Active Balanced Fund
     Salomon Brothers Capital Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Special Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (10 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Bond Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Growth & Income Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Multiple Strategies Fund/VA
     Oppenheimer Strategic Bond Fund/VA
Panorama Series Fund, Inc. (4 series):
     Growth Portfolio
     Government Securities Portfolio
     International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services,
Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer
Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Englewood, Colorado
80112.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OAM
Institutional, Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1,
Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania
16823.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Service shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above (except
Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal  Positions & Offices       Positions & Offices
Business Address  with Underwriter  with Registrant
----------------  ----------------  ---------------

Robert Agan (1)   Vice President    None

Janette Aprilante (1)      Secretary        None

Jason R. Bach     Vice President    None
3264 Winthrop Circle
Marietta, GA 30067

Kathleen Beichert (1)      Vice President   None

Gabriella Bercze (2)       Vice President   None

Douglas S. Blankenship     Vice President   None
17011 Woodbark
Spring, TX  77379

Tracey Blinzler (1)        Assistant Vice President  None

Kevin Bonner (1)  Vice President    None

L. Scott Brooks (2)        Vice President   None

Kevin E. Brosmith Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044

Jeffrey W. Bryan (2)       Vice President   None

Susan Burton      Vice President    None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron        Vice President   None
6 Dahlia Drive
Irvine, CA 92618

Robert A. Coli    Vice President    None
12 White Tail Lane
Bedminster, NJ 07921

Jill E. Crockett (2)       Assistant Vice President  None

Jeffrey D. Damia (2)       Vice President   None

John Davis (2)    Assistant Vice President  None

Stephen J. Demetrovits (2) Vice President   None

Michael W. Dickson         Vice President   None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrower (2)       Vice President   None

George P. Dougherty        Vice President   None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman Vice President    None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

John Eiler (2)    Vice President    None

Kent M. Elwell    Vice President    None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett  Vice President    None
7124 Trysail Circle
Tampa, FL 33607

George R. Fahey   Vice President    None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon    Vice President    None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)      Vice President   Assistant Secretary

Mark J. Ferro (2) Vice President    None

Ronald H. Fielding (3)     Vice President   None

Patrick W. Flynn (1)       Senior Vice President     None

John E. Forrest (2)        Senior Vice President     None

John ("J") Fortuna (2)     Vice President   None

P. Lyman Foster (2)        Senior Vice President     None

Victoria Friece (1)        Assistant Vice President  None

Luiggino J. Galleto        Vice President   None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans  Vice President    None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti   Vice President    None
6 Cyndi Court
Flemington, NJ 08822

Raquel Granahan (2)        Vice President   None

Ralph Grant (2)   Senior Vice President     None

Michael D. Guman  Vice President    None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet   Assistant Vice President  None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger      Vice President   None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery         Vice President   None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman     Vice President   None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Wendy G. Hetson   Vice President    None
4 Craig Street
Jericho, NY 11753

Kristen L. Heyburn         Vice President   None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)       Vice President   None

Edward Hrybenko (2)        Vice President   None

Brian F. Husch (2)         Vice President   None

Richard L. Hymes (2)       Assistant Vice President  None

Kathleen T. Ives (1)       Vice President   Assistant Secretary

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh Vice President    None
2 Cervantes, Apt. #301
San Francisco, CA 94123

Christina J. Keller (2)    Vice President   None

Brian G. Kelly    Vice President    None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2) Vice President    None

Lisa Klassen (1)  Assistant Vice President  None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Richard Knott (2) Vice President    None

Dean Kopperud (2) Senior Vice President     None

Brent A. Krantz   Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia    Vice President    None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Tracey Lange (2)  Vice President    None

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

Malissa Lischin (2)        Assistant Vice President  None

James V. Loehle   Vice President    None
30 Wesley Hill Lane
Warwick, NY 10990

John J. Lynch     Vice President    None
5341 Ellsworth
Dallas, TX 75206

Mark Macken       Vice President    None
462 Lincoln Avenue
Sayville, NY 11782

Michael Magee (2) Vice President    None

Steven C. Manns   Vice President    None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion    Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin   Vice President    None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

LuAnn Mascia (2)  Assistant Vice President  None

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello     Vice President   None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough Vice President    None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan   Vice President    None
18424 12th Avenue West
Lynnwood, WA 98037

John V. Murphy (2)         Director President and Trustee

Wendy Jean Murray Vice President    None
32 Carolin Road
Upper Montclair, NJ 07043

Christina Nasta (2)        Assistant Vice President  None

Kevin P. Neznek (2)        Vice President   None

Patrick J. Noble  Vice President    None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV 89014

Raymond Olson (1) Assistant Vice President  None
         & Treasurer

Gayle E. Pereira  Vice President    None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes   Vice President    None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti        Vice President   None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)    Senior Vice President     None

Christopher L. Quinson     Vice President   None
19 Cayuga Street
Rye, NY 10580

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Heather Rabinowitz (2)     Assistant Vice President  None

Gary D. Rakan     Vice President    None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso   Vice President    None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY 10538

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)         Vice President   None

Ruxandra Risko(2) Vice President    None

David R. Robertson (2)     Senior Vice President     None

Kenneth A. Rosenson        Vice President   None
24753 Bantage Point Terr.
Malibu, CA 90265

James H. Ruff (2) President & Director      None

William R. Rylander        Vice President   None
85 Evergreen Road
Vernon, CT 06066

Thomas Sabow (2)  Vice President    None

Alfredo Scalzo    Vice President    None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA 70471

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA 95695

Debbie Simon (2)  Vice President    None

Douglas Bruce Smith        Vice President   None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino        Vice President   None
7631 Yennicook Way
Hudson, OH 44236

Bryan Stein (2)   Vice President    None

John Stoma (2)    Senior Vice President     None

Brian C. Summe    Vice President    None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)         Assistant Vice President  None

George T. Sweeney Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX 76092

James Taylor (2)  Assistant Vice President  None

Martin Telles (2) Senior Vice President     None

David G. Thomas   Vice President    None
1328 N. Cleveland Street
Arlington, VA 22201

Bryan K.Toma      Vice President    None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker   Vice President    None
1930 W. Barry Ave., #2
Chicago, IL 60657

Tanya Valency (2) Vice President    None

Mark Vandehey (1) Vice President    None

Vince Vermette    Assistant Vice President  None

Teresa Ward (1)   Vice President    None

Michael J. Weigner         Vice President   None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA 90064

Catherine White (2)        Assistant Vice President  None

Thomas Wilson (2) Vice President    None

Donna Winn (2)    Senior Vice President     None

Philip Witkower (2)        Senior Vice President     None

Cary Patrick Wozniak       Vice President   None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska   Vice President    None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Robert G. Zack (2)         General Counsel  Vice President
         and Director      and Secretary

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc.
at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the
Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Arapahoe and State of Colorado on the
24th day of April, 2002.

         Oppenheimer Variable Account Funds

                  By:  /s/ John V. Murphy*
                           --------------
                     John V. Murphy, President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures        Title    Date
----------        -----    ----

/s/ James C. Swain*        Chairman of the  April 24, 2002
-------------------------------------       Board, Chief Executive
James C. Swain    Officer and Trustee

/s/ Brian W. Wixted*       Treasurer           April 24, 2002
-------------------------------------       and Principal Financial
Brian W. Wixted   and Accounting Officer

/s/ John V. Murphy*        President and    April 24, 2002
-------------------------------------       Trustee
John V. Murphy

/s/ William H. Armstrong*  Trustee  April 24, 2002
-------------------------------------
William H. Armstrong

/s/ Robert G. Avis*        Trustee  April 24, 2002
-------------------------------------
Robert G. Avis

/s/ George C. Bowen*       Trustee  April 24, 2002
-------------------------------------
George C. Bowen.

/s/ Edward L. Cameron*     Trustee  April 24, 2002
-------------------------------------
Edward L. Cameron

/s/ Jon S. Fossel*         Trustee  April 24, 2002
-------------------------------------
Jon S. Fossel

/s/ Sam Freedman* Trustee  April 24, 2002
-------------------------------------
Sam Freedman

/s/ C. Howard Kast*        Trustee  April 24, 2002
-------------------------------------
C. Howard Kast

/s/ Robert M. Kirchner*    Trustee  April 24, 2002
-------------------------------------
Robert M. Kirchner

/s/ William Marshall, Jr.* Trustee  April 24, 2002
-------------------------------------
William Marshall, Jr.

*By:  /s/ Robert G. Zack
---------------------------------------------
Robert G. Zack, Attorney-in-Fact

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Post-Effective Amendment No. 37

Registration No. 2-93177

EXHIBIT INDEX

23c(i)   Oppenheimer Money Fund/VA Specimen Share Certificate

23(c)(ii)         Oppenheimer Bond Fund/VA Specimen Share Certificate

23(c)(iii)        Oppenheimer Capital Appreciation Fund/VA Specimen Share Certificate

23(c)(iv)         Oppenheimer High Income Fund/VA Specimen Share Certificate

23(c)(v) Oppenheimer Aggressive Growth Fund/VA Specimen Share Certificate

23(c)(vi)         Oppenheimer Multiple Strategies Fund/VA Specimen Share Certificate

23(c)(vii)        Oppenheimer Global Securities Fund/VA Specimen Share Certificate

23(c)(viii)  Oppenheimer Strategic Bond Fund/VA Specimen Share Certificate

23(c)(ix)         Main Street Growth & Income Fund/VA Specimen Share Certificate

23(c)(x) Main Street Small Cap Fund/VA Specimen Share Certificate

23(c)(xi)         Oppenheimer Money Fund/VA Service Class Specimen Share Certificate

23(c)(xii)        Oppenheimer Bond Fund/VA Service Class Specimen Share Certificate

23(c)(xiii)       Oppenheimer Capital Appreciation Fund/VA Service Class Specimen Share Certificate

23(c)(xiv)        Oppenheimer High Income Fund/VA Service Class Specimen Share Certificate

23(c)(xv)         Oppenheimer Aggressive Growth Fund/VA Service Class Specimen Share Certificate

23(c)(xvi)        Oppenheimer Multiple Strategies Fund/VA Service Class Specimen Share Certificate

23(c)(xvii)       Oppenheimer Global Securities Fund/VA Service Class Specimen Share Certificate

23(c)(xviii)      Oppenheimer Strategic Bond Fund/VA Service Class Specimen Share Certificate

23(c)(xix)        Oppenheimer Main Street Growth & Income Fund/VA Service Class Specimen Share Certificate

23(c)(xx)         Oppenheimer Main Street Small Cap Fund/VA Service Class Specimen Share Certificate

23 (j)         Independent Auditors' Consent

23(l)          Investment Letter dated 3/14/85 from Monarch Life Insurance Company